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                                                                    Exhibit 10.1

                     [FORM OF REGISTRATION RIGHTS AGREEMENT]

                  REGISTRATION RIGHTS AGREEMENT, dated as of May 9, 1996 (the "Agreement"), among DESIGNER HOLDINGS LTD., a Delaware corporation (the "Company"), NEW RIO, L.L.C., a Delaware limited liability company ("New Rio"), and CALVIN KLEIN, INC., a New York corporation ("CKI").

                  WHEREAS, at the date hereof, New Rio owns all the Company's issued and outstanding common stock, par value $.01 per share (the "Common Stock") and CKI owns all the Company's issued and outstanding non-voting common stock, par value $.01 per share (the "Non-Voting Common Stock");

                  WHEREAS, the Non Voting Common Stock is convertible at any time, on a one-for-one basis, into shares of Common Stock; and

                  WHEREAS, the parties hereto desire to enter into this Agreement, which sets forth the terms of certain registration rights applicable to the Registrable Shares (as defined below).

                  NOW, THEREFORE, the parties agree as follows:

                  Section 1. Certain Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following meanings:

         "CKI Lender" means any lender to whom CKI pledges any shares of CKI Stock as collateral security for a bona fide loan that is with full recourse to CKI.

         "CKI Stock" means the 1,275,466 shares of either Non-Voting Common Stock or Common Stock owned by CKI.

         "Demand Registration" has the meaning set forth in Section 3(a).

         "Demand Request" has the meaning set forth in Section 3(a).

         "Demanding Stockholder" has the meaning set forth in Section 3(a).
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         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Initial Public Offering" means the initial public offering by the Company of Common Stock registered under the Securities Act.

         "Inspectors" has the meaning set forth in Section 5(g).

         "New Rio L.L.C. Agreement" means the Third Amended and Restated Limited Liability Company Agreement of New Rio, dated as of May 9, 1996.

         "Non-Demanding Stockholder" has the meaning set forth in Section 3(a).

         "Non-Voting Common Stock" means the Company's non-voting common stock, which are convertible at any time, on a one-for-one basis, into shares of Common Stock.

         "Piggyback Registration" has the meaning set forth in Section 2(a).

         "Piggyback Request" has the meaning set forth in Section 2(a).

         "Records" has the meaning set forth in Section 5(g).

         "Registrable Shares" means any shares of Common Stock held by any of the Stockholders from time to time, including, without limitation, any shares of Common Stock issued upon conversion of any shares of Non-Voting Common Stock, so long as such securities are Restricted Securities; provided that, a security ceases to be a Registrable Share when it is no longer a Restricted Security and provided, further that Registrable Shares shall not mean shares of Non-Voting Common Stock.

         "Restricted Securities" Registrable Shares are Re- stricted Securities unless or until:

                  (i) a Registration Statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have


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         been disposed of pursuant to such Registration
         Statement,

                  (ii) such securities are permitted to be distributed pursuant to Rule 144(k) (or any successor provision to such Rule) under the Securities Act, or

                  (iii) such securities shall have been otherwise transferred pursuant to an applicable exemption under the Securities Act, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and such securities shall be freely transferable to the public without registration under the Securities Act.

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Stockholders" means New Rio and CKI; provided, however, that if a CKI Lender forecloses on any Registrable Shares or participates in a Demand Registration or makes a Demand Request as provided in this Agreement, such CKI Lender shall have the same rights and obligations under this Agreement as a Stockholder.

         "underwritten registration or underwritten offering" means a registration in which securities of the Company are sold to underwriters for reoffering to the public.

                  Section 2. Piggyback Registrations.

                  (a) Right to Piggyback. At any time after the consummation of the Initial Public Offering, whenever the Company proposes to register any of its Common Stock (or securities convertible into or exchangeable or exercisable for Common Stock) under the Securities Act for its own account or the account of any stockholder of the Company (other than offerings pursuant to employee plans on Form S-8 or any successor form thereto, or noncash offerings in connection with a proposed acquisition, exchange offer, recapitalization or similar


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transaction on Form S-4 or any successor form thereto) and the registration form to be used can be used for the registration of Registrable Shares (a "Piggyback Registration"), the Company shall give prompt written notice to each Stockholder of its intention to effect such a registration and, subject to paragraph (c) below, shall include in such registration all Registrable Shares with respect to which the Company has received a written request (a "Piggyback Request") specifying the number of Registrable Shares for inclusion therein within 30 days after receipt of the Company's notice by each Stockholder; provided, that the Company shall not be required to include any shares of Non Voting Common Stock in any Piggyback Registration.

                  (b) Designation of Pricing. The Company may designate a minimum offering price and maximum underwriting or selling discounts at which shares of Common Stock may be sold in respect of a registered underwritten offering initiated by the Company.

                  (c) Priority. If a Piggyback Registra tion pursuant to this
Section 2 involves an underwritten offering, the Company shall not be required to register any Registrable Shares held by any Stockholder unless such Stockholder accepts the terms of the underwriting agreement and then only in such quantity as shall not, in the written opinion of the managing underwriter, exceed the maximum shares of Common Stock that can be marketed without materially and adversely affecting the offering, if any, by the Company or the stockholder of the Company, as the case may be. If the managing underwriter advises the Company or the Demanding Stockholder (as defined below), as the case may be, in good faith that in its opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering without having an adverse effect on such offering, including the price at which such securities can be sold, then the Company shall be required to include in such registration the maximum number of shares that such underwriter advises can be so sold, allocated

                  (i) if such registration was initiated by the Company, (x) first, to the securities the Company proposes to sell, (y) second, among the Registrable Shares requested to be included in such registration by the


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         Stockholders pro rata, on the basis of the number of Registrable Shares each Stockholder owns, and (z) third, among other securities, if any, requested and otherwise eligible to be included in such registration; and

                  (ii) if such registration was initiated by any stockholder of the Company, (x) first, among the shares (including Registrable Shares) requested to be included in such registration by any stockholder, pro rata, on the basis of the number of shares each such stockholder requests be included in such registration, and (y) second, to any securities the Company proposes to sell.

                  Section 3. Requested Registrations.

                           (a) Right to Request Registration. At any time after
180 days after the consummation of the Initial Public Offering, New Rio and any CKI Lender (each, a "Demanding Stockholder") may request ("Demand Request") registration under the Securities Act ("Demand Registration") of Registrable Shares, provided that, the Company shall not be required to effect a Demand Registration pursuant to this Section 3 unless, (i) with respect to the Registrable Shares held by New Rio, the conditions set forth in the applicable sections of Article 11 of the New Rio L.L.C. Agreement are met and (ii) with respect to a CKI Lender, such CKI Lender shall have (x) foreclosed, pursuant to the applicable loan and security agreements and in accordance with applicable law, on the shares of CKI Stock pledged to it and (y) taken substantial steps, in good faith, to pursue and obtain the collection of the obligations owed to it from CKI and from all other persons, if any, obligated in respect of the loan secured by the shares of CKI Stock pledged to such CKI Lender; provided, however, that a CKI Lender must make such Demand Request with respect to all the Registrable Shares upon which it has foreclosed.

                  Within 10 days after receipt of any Demand Request, the Company shall give written notice of the Demand Request to the other Stockholder (the "Non-Demanding Stockholder") and shall, subject to the provisions of the next succeeding paragraph of this Section 3(a), use


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all reasonable efforts to effect the Demand Registration of the Registrable
Shares specified in the Demand Request and, subject to Section 3(b), to include in the registration all the additional Registrable Shares with respect to which the Company has received a written request for inclusion therein within 60 days after the receipt of the Demand Request by the Non-Demanding Stockholder.

                  The Company shall not be obligated to effect more than nine Demand Registrations by New Rio and not more than one Demand Registration by all CKI Lenders in the aggregate. Notwithstanding anything to the contrary in this Agreement, if for any reason (other than the fault of the Demanding Stockholder), the registration fails to become effective or is not applicable to all the Registrable Shares specified in the Demand Request, or the effectiveness is not maintained for at least 60 days or the Company fails to perform all its obligations under this Section 3(a) with respect to that registration, such Demand Registration shall not reduce the number of Demand Registrations available to that Demanding Stockholder; provided that such Demand Registration shall reduce the number of Demand Registrations available to that Demanding Stockholder, notwithstanding that the effectiveness of the registration has not been maintained for at least 60 days, as of the date of the first day of such 60 day period on which such Demanding Stockholder consummates the sale of all of the Registrable Shares requested by such Demanding Stockholder to be included in such registration.

                  Notwithstanding anything in this Agreement to the contrary,
(x) CKI shall not be entitled to make a Demand Request and (y) the Company shall not be required to register any shares of Non Voting Common Stock.

                           (b) Priority. If a Demand Registration pursuant to
this Section 3 involves an underwritten offering, the Company shall not be required to register any Registrable Shares held by any Stockholder other than the Demanding Stockholder unless such Stockholder accepts the terms of the underwriting agreement and then, only in such quantity as shall not, in the written opinion of the managing underwriter, exceed the maximum shares of Common Stock that can be marketed without materially adversely affecting the offering, if any, by the Demanding Stockholder. If the managing underwriter advises the Company


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or the Demanding Stockholder, as the case may be, in good faith that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without having an adverse effect on such offering, including the price at which such securities can be sold, then the Company shall be required to include in such registration the maximum number of shares that such underwriter advises can be so sold, allocated
(x) first, to the Registrable Shares requested to be included in such registration by such Demanding Stockholder, (y) second, among the Registrable Shares requested to be included in such registration by any other Stockholder, pro rata, on the basis of the number of Registrable Shares each such Stockholder requests to be included in such registration, and (z) third, to any securities the Company proposes to sell.

                  Section 4. Conditions to Obligations of the Company. It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Agreement in respect of the shares of Common Stock which are to be registered at the request of any Stockholder that such Stockholder shall furnish to the Company such information regarding the securities held by such Stockholder and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action taken by the Company.

                  Notwithstanding any provision in this Agreement to the contrary, if the Board of Directors of the Company determines in its reasonable judgment, at the time it receives a Demand Request, that (i) there shall be an adverse effect on a then contemplated public offering of the Company's securities, (ii) the registration and offering would interfere with any material financing, acquisition, corporate reorganization or other material corporate transaction or development involving the Company that is pending or imminent,
(iii) the disclosures that would be required to be made by the Company in connection with such registration would be materially harmful to the Company because of transactions then being considered by, or other events then concerning, the Company, or (iv) registration at the time would require the inclusion of pro forma or other information, which requirement the Company is reasonably unable to comply


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with without incurring material expense, and the Company promptly gives each
Stockholder, in the case of any registration statement referred to in Section 2, notice of that determination (it being understood, however, that in any such event, the Company shall use all reasonable efforts to minimize the length of the postponement), then the Company may defer the filing of the registration statement which is required to effect any registration pursuant to this Section 4 for a reasonable period of time, but not in excess of 120 calendar days; provided, that the Company may not exercise the holdback rights set forth in this Section 4 more frequently than every 18 months. If the Company shall so postpone the filing of a registration statement, the Demanding Stockholder, in the case of any registration statement referred to in Section 3, shall have the right to withdraw its or his Demand Request by giving written notice to the Company within 30 days after the receipt of the notice of the postponement and, in the event of the withdrawal, the Demand Request that was withdrawn shall not be deemed to have been made.

                  Section 5. Registration Procedures. With respect to any registration statement referred to in Sections 2 or 3, the Company shall:

                           (a) use all reasonable efforts to prepare and file
with the SEC as expeditiously as possible but in no event later than 90 days after receipt of a request for registration with respect to such Registrable Shares, a registration statement on any form for which the Company then qualifies or that counsel for the Company shall deem appropriate, which form shall be available for the sale of the Registrable Shares in accordance with the intended methods of distribution thereof, and use all commercially reasonable efforts to cause such registration statement to become effective as promptly as practicable, and promptly notify each Stockholder and such other persons as the Stockholder designates, if any, and confirm such advice in writing (i) when the registration statement becomes effective, (ii) when any post-effective amendment to the registration statement becomes effective, (iii) of any request by the SEC for any amendment or supplement to the registration statement or any prospectus relating to the registration statement for additional information, and (iv) of any stop order issued or threatened by the SEC and take all reasonable actions


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required to prevent the entry of such stop order or to remove it if entered;

                           (b) use commercially reasonable efforts to prepare
and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 90 days or such shorter period that shall terminate when all Registrable Shares covered by such registration statement have been sold (but not before the expiration of the 90-day period referred to in Section 4(3) of the Securities Act and Rule 174, or any successor thereto, thereunder, if applicable), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                           (c) furnish, without charge, each Stock- holder, such
number of copies of such registration statement, each amendment and supplement thereto, and the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents as each Stockholder may reasonably request in order to facilitate the disposition of the Registrable Shares registered thereunder;

                           (d) use all commercially reasonable efforts to
register or qualify, not later than the effective date of the registration statement, such Registrable Shares covered by such registration statement under such other securities or blue sky laws of such jurisdictions, if any, as each Stockholder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable each Stockholder, and each underwriter, if any, to consummate the disposition in such jurisdictions of the Registrable Shares registered thereunder; provided, that, the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;


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                           (e) immediately notify each Stockholder, at any time
when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event which comes to the Company's attention if as a result of such event the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company shall promptly prepare and furnish each Stockholder and any other holder of securities covered by such registration statement and prospectus with a supplement or amendment to such prospectus so that as thereafter delivered, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that, if the Company determines in good faith that the disclosure that would be required to be made by the Company would be materially harmful to the Company because of transactions then being considered by, or other events then concerning, the Company, or a supplement or amendment to such prospectus at such time would require the inclusion of pro forma or other information, which requirement the Company is reasonably unable to comply with, then the Company may defer furnishing to each Stockholder and any other holder of securities covered by such registration statement and prospectus a supplement or amendment to such prospectus;

                           (f) use commercially reasonable efforts to cause all
such securities being registered to be listed on each securities exchange on which similar securities issued by the Company are then listed, and enter into such customary agreements including a listing application and indemnification agreement in customary form, provided, that, the applicable listing requirements are satisfied, and to provide a transfer agent and registrar for such Registrable Shares covered by such registration statement no later than the effective date of such registration statement;

                           (g) make available for inspection by any underwriters
participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by each Stockholder or the underwriters (collectively, the "Inspectors"), all finan-


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cial and other records, pertinent corporate documents and properties of the
Company and its subsidiaries (collectively, "Records"), if any, as shall be reasonably necessary to enable them to demonstrate that they have conducted a reasonable investigation of matters described in the registration statement, and cause the Company's and its subsidiaries' officers, directors and employees to supply all information and respond to all inquiries reasonably requested by any such Inspector in connection with such registration statement and permit any Inspector to participate in the preparation of any such registration statement. Notwithstanding the foregoing, the Company shall have no obligation to disclose any Records to the Inspectors in the event the Company determines that such disclosure is reasonable likely to have an adverse effect on the Company's ability to assert the existence of an attorney-client privilege with respect thereto;

                           (h) if requested, use its best reasonable efforts to
obtain (1) a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters and (2) an opinion from counsel for the Company relating to the registration statement used in connection with such Demand Request or Piggyback Request, in customary form; and

                           (i) otherwise use commercially reasonable efforts to
comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earning statement covering a period of at least 12 months, beginning with the first month after the effective date of the registration statement (as the term "effective date" is defined in Rule 158(c) under the Securities Act), which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

                  Section 6. Restriction on Disposition of Registrable Shares. Each of the Stockholders agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(e), such Stockholder shall discontinue disposition of Registrable Shares pursuant to the registration statement covering such Registrable Shares until receipt of the


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copies of the supplemented or amended prospectus contemplated by Section 5(e), or until otherwise notified by the Company, and, if so directed by the Company, such Stockholder shall deliver to the Company (at the Company's expense) all copies (including, without limitation, any and all drafts), other than permanent file copies, then in such Stockholder's possession, of the prospectus covering such Registrable Shares at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in Section 5(b) shall be extended by the greater of (x) three months or (y) the number of days during the period from and including the date of the giving of such notice pursuant to this Section 6 to and including the date when such Stockholder shall have received the copies of the supplemented or amended prospectus contemplated by
Section 5(e) hereof.

                  Section 7. Selection of Underwriters. If any offering pursuant to a registration statement is to be an underwritten offering, the Company shall select a managing underwriter or underwriters to administer the offering; provided, that, in connection with any Demand Registration, the Demanding Stockholder shall select a managing underwriting or underwriters, which underwriter or underwriters shall be nationally recognized and shall be reasonably acceptable to the Company.

                  Section 8. Registration Expenses. All expenses (including reasonable fees and disbursements of counsel for each Stockholder, with respect to any registration statement referred to in Sections 2 and 3 hereof (except as otherwise may be provided in the New Rio L.L.C. Agreement), but excluding underwriting or brokerage commissions attributable to the Registrable Shares to be sold) incurred in connection with all registrations under this Agreement and the "blue sky" qualifications referred to in Section 5(d) hereof, including, without limitation, all registration and qualification fees, printers' and accounting fees and fees and disbursements of counsel for the Company, shall be borne by the Company. Underwriting or brokerage commissions attributable to the Registrable Shares to be sold shall be borne by each Stockholder on the basis of the number of Registra-


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ble Shares of each such Stockholder included in any registration.

                  Section 9.  Indemnification; Contribution.

                           (a) The Company agrees to indemnify and hold harmless
each Stockholder and each person, if any, who controls each Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any repricing prospectus, registration statement or prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to such Stockholder furnished in writing to the Company by or on behalf of such Stockholder expressly for use in connection therewith. The foregoing indemnity agreement shall be in addition to any liability the Company may otherwise have.

                           (b) If any action, suit or proceeding shall be
brought against any Stockholder or any person controlling any Stockholder in respect of which indemnity may be sought against the Company, such person or such controlling person shall promptly notify the Company, and the Company shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses; provided, that, failure to so notify the Company shall not relieve it from any liability which it may have on account of this Section 9, except to the extent the Company has been materially prejudiced by such failure as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review. Such Stockholder or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the


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expense of such person unless (i) the Company has agreed in writing to pay such fees and expenses, (ii) the Company has failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Stockholder or such controlling person and the Company and such Stockholder or such controlling person shall have been advised by its counsel that representation of such indemnified party and the Company by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Company shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Stockholder or such controlling person). It is understood, however, that the Company shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such indemnified persons not having actual or potential differing interests among themselves, and that all such fees and expenses shall be reimbursed as they are incurred. The Company shall not be liable for any settlement of any such action, suit or proceeding effected without its written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Company agrees to indemnify and hold harmless each Stockholder, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

                           (c) Each Stockholder agrees to indemnify and hold
harmless the Company, its directors, its officers who sign the registration statement, and any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Stockholder, but only with respect to information relating to any Stockholder furnished in writing by or on behalf of such Stockholder expressly for use in the registration statement, prospectus or any re-


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pricing prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Company, any of its directors, any such officer, or any such controlling person based on the registration statement, prospectus or any repricing prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Stockholder pursuant to this paragraph (c), such Stockholder shall have the rights and duties given to the Company by paragraph (b) above (except that if the Company shall have assumed the defense thereof such Stockholder shall not be required to do so, but may employ separate counsel therein and control the defense thereof, but the fees and expenses of such counsel shall be at such Stockholder's expense), and the Company, its directors, any such officer, and any such controlling person shall have the rights and duties given to each Stockholder by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability that such Stockholder may otherwise have.

                           (d) If the indemnification provided for in this
Section 9 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and each Stockholder on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and each Stockholder shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total net proceeds from the offering (before deducting expenses) received by each Stockholder. The relative fault of the Company and each Stockholder shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Stockholder and the parties' relative intent, knowledge,


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access to information and opportunity to correct or prevent such statement or omission.

                           (e) The Company and each Stockholder agree that it
would not be just and equitable if contribution pursuant to this Section 9 were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph
(d) above. The amount paid or payable by an indemnifying party as a result of the losses, claims, damages, liabilities and expenses referred to in this
Section 9 above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 9, no Stockholder shall be required to contribute any amount in excess of the amount by which the proceeds to such Stockholder exceeds the amount of any damages which such Stockholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                           (f) No indemnifying party shall, without the prior
written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

                           (g) Any losses, claims, damages, liabili- ties or
expenses for which an indemnified party is entitled to indemnification or contribution under this Section 9 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 9 shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Stockholder or any person controlling any Stockholder, the Company, its directors or officers, or any person controlling the Company, and (ii) any termination of this Agreement.

                  Section 10. Obligation of Stockholder. Any Demand Request or Piggyback Request shall express the present intent to offer for sale to the public the number of Registrable Shares to be included in the registration statement and contain an undertaking to provide all such information and materials and to take all such action as may be required to permit the Company to comply with all applicable requirements of the SEC and to obtain acceler-ation of the effective date of the registration state- ment.


                  Section 11. Holdback. At the request of the Company at any time before the fifth anniversary of the effective date of this Agreement, each Stockholder and the Company shall agree with the underwriters in any underwritten public offering of Common Stock not to sell or otherwise dispose of any shares of Common Stock for up to 180 days, in the case of the Initial Public Offering, or, in the case of each Stockholder other than CKI, up to 90 days, in the case of other public offerings of Common Stock, after the effective date of any registration statement covering any such public offering (provided, that CKI shall not be required to execute such 90 day holdback if it owns less than 2% of the outstanding Common Stock of the Company), except pursuant to such underwritten public offering and, in the case of the Company, except for issuance of Common Stock upon the exercise of options and securities that are convertible or exercisable for Common Stock, to the extent that such options or such securities are outstanding prior to the time of such underwritten public offering.

                  Section 12. Participation in Underwritten Registrations. No Stockholder may participate in any underwritten offering pursuant to Section 2 or Section 3 hereunder unless such Stockholder (i) agrees to sell its Registrable Shares on the basis provided in any underwriting arrangements approved by the Company or the

Demanding Stockholder, as the case may be, in its reasonable discretion and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents (including lock-up agreements) reasonably required under the terms of such underwriting arrangements.

                  Section 13. Conversion of Other Securities. If the Company offers any options, rights, warrants or other securities issued by it or any other person that are offered with, convertible into or exercisable or exchangeable for any Registrable Securities, the Registrable Securities underlying such options, rights, warrants or other securities shall be eligible for registration pursuant to Section 2 and Section 3 of this Agreement.

                  Section 14. Rule 144. The Company shall take such measures and file such information, documents and reports as shall be required by the SEC as a condition to the availability of Rule 144 (or any successor provision).

                  Section 15. Other Registration Rights. The Company shall not enter into any other agreement enti- tling any person or entity to registration rights that would materially and adversely affect the rights of a Stockholder under this Agreement (it being understood that any registration rights that would have the effect of reducing the number of Registrable Shares that would otherwise be included in a registration statement shall be deemed materially and adversely to affect the rights of a Stockholder under this Agreement).


                  Section 16. New Rio. All actions of New Rio under this Agreement shall be taken in accordance with the New Rio L.L.C. Agreement. The Company agrees that upon the liquidation of New Rio and/or the distribution of the Registrable Shares by New Rio to its members, the members of New Rio shall be entitled to exercise the Demand Registration and Piggyback Registration Rights described in this Agreement as being exercisable by New Rio as then provided in the New Rio L.L.C. Agree-ment and shall be entitled to the other rights and benefits on this Agreement provided to New Rio, including, without limitation, the right to indemnification. The Company further agrees to have prepared and to execute and deliver an amendment to this Registration Rights Agreement setting forth such rights and terms as then in effect. As used in this Section, "members of New Rio" shall include those persons who are "Permitted Transferees" as defined in the New Rio L.L.C. Agreement and those lenders to whom registration rights can be assigned in accordance with the New Rio L.L.C. Agreement.

                  Section 17. Term. This Agreement shall expire with respect to any Stockholder when the Registrable Shares held by such Stockholder cease to be Registrable Shares or when such Stockholder otherwise ceases to own any Registrable Shares; provided, that, the provisions of Section 9 shall not terminate.

                  Section 18.  Miscellaneous.

                           (a) Notices. All notices and other communications
provided for hereunder shall be dated and in writing and shall be deemed to have been given (i) when delivered, if delivered personally, sent by confirmed telecopy or sent by registered or certified mail, return receipt requested, postage prepaid, (ii) on the next business day if sent by overnight courier and
(iii) when received if delivered otherwise. Such notices shall be delivered to the address set forth below, or to such other address as a party shall have furnished to the other party in accordance with this Section 1.

         if to the Company, to:

                           Designer Holdings Ltd.
                           1385 Broadway, Third Floor
                           New York, New York  10018
                           Attention: Arnold H. Simon
                           Phone: (212) 556-9600
                           Fax: (212) 556-9722

         with a copy to:

                           Skadden, Arps, Slate, Meagher & Flom
                           919 Third Avenue
                           New York, New York  10022
                           Attention:  Mark N. Kaplan, Esq.
                           Phone:  (212) 735-3800
                           Fax:  (212) 735-2000
         if to CKI, to:

                           Calvin Klein, Inc.
                           205 West 39th Street
                           New York, New York 10018

         with a copy to:

                           Paul, Weiss, Rifkind, Wharton & Garrison
                           1285 Avenue of the Americas
                           New York, New York 10019-6064
                           Attention:  Leslie G. Fagen, Esq.
                           Phone:  (212) 373-3231
                           Fax:  (212) 373-2249

         if to New Rio:

                           New Rio
                           1385 Broadway, Third Floor
                           New York, New York  10018
                           Attention:  Arnold H. Simon
                           Phone:  (212) 556-9600
                           Fax:  (212) 556-9722

                           Arnold Simon
                           1385 Broadway, Third Floor
                           New York, New York 10018
                           Phone: (212) 556-9600
                           Fax: (212) 556-9722

                           Merril M. Halpern
                           Charterhouse Group International, Inc.
                           535 Madison Avenue, 28th Floor
                           New York, New York 10022-4299
                           Phone: (212) 421-3125
                           Fax: (212) 750-9704

         with a copy to:

                           Sills Cummis Zuckerman Radin Tischman
                           Epstein & Gross
                           One Riverfront Plaza
                           Newark, New Jersey 07102
                           Attention: Jerry Genberg, Esq.
                           Phone: (201) 643-7000
                           Fax: (212) 643-6500

                           Proskauer Rose Goetz & Mendelsohn
                           1585 Broadway
                           New York, New York  10036
                           Attention:  Jack P. Jackson, Esq.
                           Phone:  (212) 969-3000
                           Fax:  (212) 939-2900

                           (b) Expenses. Each of the parties hereto shall be
responsible for their own costs and expenses incurred in connection with the negotiation, drafting and performance of this Agreement and the transactions contemplated hereby, except as provided in Sections 8 and 9 of this Agreement.

                           (c) Binding Nature of Agreement. This Agreement shall
be binding upon and inure to the benefit of and be enforceable by the Stockholders, except as expressly otherwise provided herein.

                           (d) Descriptive Headings. The descriptive headings of
the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

                           (e) Specific Performance. Without limiting the rights
of each party hereto to pursue any and all other legal and equitable rights available to such party for the other parties' failure to perform their obligations under this Agreement, the parties hereto acknowledge and agree that the remedy at law for any failure to perform their obligations hereunder may be inadequate and that each of them, respectively, shall be entitled to specific performance, injunctive relief or other equitable remedies in the event of any such failure.

                           (f) Governing Law. This Agreement shall be construed
and enforced in accordance with, and the rights and duties of the parties shall be governed by, the laws of the State of New York, without regard to the principles of conflicts of law.

                           (g) Counterparts. This Agreement may be executed in
one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                           (h) Severability. In the event that any one or more
of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

                           (i) Amendment and Modification. Subject to applicable
law, this Agreement may be amended, modified or supplemented only by written agreement of the parties hereto at any time with respect to any of the terms contained herein.

                           (j) Entire Agreement. This Agreement, including any
schedules or exhibits annexed hereto, embodies the entire agreement and understanding of the parties hereto in respect of the transactions contemplated by this Agreement. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                           (k) No Third Party Beneficiaries. Except as otherwise
provided in Section 16, nothing in this Agreement shall convey any rights upon any person or entity which is not a Stockholder.

                           (l) No Assignment. Except as otherwise provided in
Section 16, neither this Agreement nor any of the rights, interests or obligations of any party hereto may be assigned by such party without the prior written consent of the other parties.

                           (m) Recapitalization, Dilution Adjust- ments, etc. In
the event that any capital stock or other securities are issued in respect of, in exchange for, or in substitution of, any shares of Common Stock by reason of any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up, sale of assets, distribution to stockholders or combination of the shares of Common Stock then, in each such case, appropriate adjustments shall be made so as to fairly and equitably preserve, as far as practicable, the original rights and obligations of the parties hereto under this Agreement.

                           (n) Further Assurances. Each party hereto shall, on
notice of request from any other party hereto, take such further action not specifically required hereby at the expense of the requesting party, as the requesting party may reasonably request for the implementation of the transactions contemplated hereby.

                  IN WITNESS HEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered as of the date first above written.

                                    DESIGNER HOLDINGS LTD.

                                    By
                                      ------------------------------------------
                                      Name:
                                     Title:

                                    NEW RIO, L.L.C.

                                    By
                                      ------------------------------------------
                                      Name:
                                     Title:

                                    CALVIN KLEIN, INC.

                                    By
                                      ------------------------------------------
                                      Name:
                                     Title: